47986  11/98

Prospectus Supplement
dated November 9, 1998 to:
PUTNAM HIGH YIELD ADVANTAGE FUND
Prospectuses dated March 30, 1998

The third paragraph under the heading "How the fund is managed" is replaced with the following:

The following officers of Putnam Investment Management, Inc.
("Putnam Management") have had primary responsibility for the day-to-day management of the fund's portfolio since the years stated below:

                                   Business experience
                     Year          (at least 5 years)
                    -----          -------------------------
Jennifer E. Leichter 1998          Employed as an investment professional
Managing Director                  by Putnam Management since 1987.

Jeffrey A. Kaufman   1998          Employed as an investment professional
Senior Vice President              since August 1998. Prior
                                   to August 1998, Mr. Kaufman
                                   was a Vice President at MFS
                                   Investment Management.  Prior
                                   to March 1994, Mr. Kaufman was
                                   an Emerging Markets Research
                                   Consultant at Salomon Brothers
                                   Inc.

Robert M. Paine      1998          Employed as an investment professional
Senior Vice President              by Putnam Management since 1987.

Rosemary H. Thomsen  1996          Employed as an investment professional
Senior Vice President              by Putnam Management since 1986   .